THE ADVISORS' INNER CIRCLE FUND

                          JAPAN SMALLER COMPANIES FUND

                   SUPPLEMENT DATED SEPTEMBER 11, 2008 TO THE
 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI


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On September 10, 2008, the Board of Trustees of The Advisors' Inner Circle Fund
approved the closing and liquidation of the Japan Smaller Companies Fund (the "Fund"). Effective immediately, the Fund is closed to new shareholders and additional purchases by existing shareholders. The Fund is expected to cease operations and liquidate on or about October 13, 2008. Prior to the Fund's date of liquidation ("Liquidation Date"), Fund shareholders may redeem (sell) their shares in the manner described in the prospectus under "How to Sell Your Fund Shares." Redemptions made on or after the date of this supplement will not be subject to the 2% redemption fee, which ordinarily would be imposed on redemptions of shares made within 30 days of purchase. If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the Fund's liquidation, Prospect Asset Management, Inc., the Fund's adviser, may manage the Fund in a manner intended to raise cash in order to facilitate the orderly liquidation of the Fund. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares. You should consult your personal tax advisor concerning your particular tax situation.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 PAM-SK-005-0100